Mercer Gold Corp.
15710 W. Colfax Avenue, Ste 201
Golden, Colorado 80401
USA

NEWS RELEASE

MERCER GOLD CORPORATION Reports on Gold Mineralization at the GuayABALES GOLD PROJECT, COLOMBIA

DENVER, CO., July 6, 2010 - Mercer Gold Corp. ("MRGP" or the "Company") (OTCBB: MRGP) provides the following description of the Company's Guayabales Gold project, located in the Marmato Gold District, as described in the recently released NI 43-101 Technical Report. The NI 43-101 Technical Report prepared by Exploration Geotechnologies Inc. confirms that significant gold mineralization is present on the Guayabales property, and that this mineralization is adjacent to and on trend with, geologically similar styles of mineralization at the Marmato mining complex.

Regional Geological Setting and Gold Mineralization: The Guayabales property is located on the eastern margin of the Western Cordillera of the Colombian Andes, and occurs within a regional scale structural zone that hosts the productive Middle Cauca Gold Belt, that is credited with 16 million ounces of production, resources and reserves (Sillitoe, 2008). The gold mineralization at the Guayabales project, and throughout the Marmato Gold District, is related to the emplacement of porphyry stocks of late Miocene age, and is typical of an epithermal, intermediate sulfidation gold-silver deposit. Structure is an important control on the gold-silver mineralization, particularly along northwest trending shear zones. The principal area of mineralization on the Guayabales property is the Encanto Gold Zone. The Encanto Zone ranges from 20 to 40 meters in width, strikes N50o-60oW, and has a sub-vertical to steep southwesterly dip. Encanto Zone alteration occurs as multi-phase quartz, clay-white mica, and sulfide-rich breccia. Gold and silver mineralization occurs in quartz and sulfides as native gold, auriferous pyrite, argentite, argentiferous galena, and electrum.

Previous Work: The Guayabales property is owned by the Comunidad Minera Guayabales, and is subject to Mercer Gold's option agreement to acquire a 100% interest in the property (see previous News Releases). The Comunidad Minera Guayabales commenced underground exploration and development activities on the Guayabales Property in 1995 that was focused on the Encanto Gold Zone. This work was focused on exploiting Encanto Zone high grade gold-silver mineralization in relatively narrow underground workings that average 1-2 meters in width, along a strike trend of approximately 250 meters. These small scale underground mining operations have resulted in low rates of artisanal gold-silver production that continue to the present. Mercer's Option Agreement with the Comunidad Minera Guayabales allows for low-tonnage production until such time that Mercer executes the final acquisition.

Two North American exploration companies conducted exploration programs on the property: a) Colombia Gold ("CG") from 2005-2006, and b) Colombian Mines Corporation ("CMC") from 2006-2009. CG and CMC principally focused their geologic mapping and geochemical sampling programs on Encanto Zone mines and associated underground workings that are encompassed within a 500 meter by 500 meter area. MC collected 512 underground rock chip channel samples that returned average grades of 1.10 g/t gold and 18.6 g/t silver. The best sampling results came from the two principal Encanto Zone mines: Cacica (42 samples averaging 4.71 g/t Au and 50.9 g/t Ag) and Encanto (64 samples averaging 3.67 g/t Au and 21.7 g/t Ag). Significant mineralization was also sampled in the underground workings of the Encanto Zone hanging and footwalls. Taken together, the CMC and CG mine area sampling delineated a west-northwest trending, gold-silver mineralized corridor centered along the Encanto Zone, with dimensions of 650 meters northwest-southeast by 350 meters northeast-southwest. The majority of this mineralized structural corridor has not been explored.

Drilling Results: CMC's Encanto Zone exploration work culminated in a 17 hole diamond drill program conducted during 2008 (see Guayabales NI-43-101 Technical Report). The holes were located along 450 meters of projected Encanto Zone strike length, and had orientations that were directed perpendicular to the strike direction. The drill program yielded:

a) five holes that successfully intersected the main Encanto Zone across its entire width,
b) four holes that initiated penetration of the main zone, but were lost before completion,
c) three holes that intersected anomalous gold-silver mineralization along trend to the northwest and southeast, and
d) intercepts from a number of drill holes in the hanging and footwall of the gold zone.

Drill hole locations are shown in the attached figure, and gold and silver drill intercepts from the Encanto Zone include:

Mercer Gold Corp - Guayabales Project: CMC Significant Drill Intercepts

(>= 0.3 g/t Au equivalent over a min 5m).
Note 1: Au equivalent calculated with Au:Ag 55:1 ratio.
Note 2: GDH16-17 returned anomalous Au-Ag, but did not meet the cutoffs.

Hole	From	To	Length (m)	True Thickness (m)	Gold g/t	Silver g/t	Gold equiv g/t
GDH-01	185.95	197.38	11.43	10.40	1.04	15.2	1.31
Includes	194.60	195.80	1.20	10.40	5.12	43.8	5.91
GDH-02	21.40	27.00	5.60	4.31	1.08	13.0	1.32
GDH-04	3.30	9.25	5.95	4.22	1.07	33.1	1.67
GDH-04	87.85	93.50	5.65	4.01	2.55	38.3	3.24
Includes	90.75	93.50	2.75	1.95	4.92	72.3	6.24
GDH-07	50.25	72.10	21.85	9.18	2.43	16.5	2.73
Includes	50.25	53.40	3.15	1.32	11.00	43.0	11.78
GDH-08	87.00	117.85	30.85	5.24	1.16	17.0	1.47
Includes	95.50	99.25	3.75	0.64	4.81	32.7	5.40
GDH-13	91.80	103.60	11.80	2.01	3.11	15.3	3.38
Includes	97.90	101.00	3.10	0.53	10.48	26.2	10.96
GDH-14	78.90	122.95	44.05	18.50	1.24	17.6	1.56
Includes	96.45	97.50	1.05	0.44	18.45	16.6	18.75
Includes	108.95	110.55	1.60	0.67	3.09	11.0	3.29
Includes	117.95	122.95	5.00	2.10	2.44	67.6	3.67
GDH-15	110.10	139.45	29.35	9.98	0.87	7.8	1.04

The CMC core drilling program successfully extended the Encanto Zone's strike length to 500 meters, and down dip extent to 200 meters. The zone remains open along strike and to depth, with additional exploration potential within parallel mineralized zones in the hanging wall and footwall rocks.

New Surface Mineralization: In addition to the Encanto Zone exploration, CMC also collected 163 surface chip channel samples along a new access road leading to the underground mining area. The road generally trends perpendicular to the west-northwest structural trend projecting onto the Guayabales property from Marmato-Echandia. CMC's sampling discovered a broad, 600 meter wide zone of fracturing, quartz veining, consistent grades of gold mineralization averaging 0.24 g/t, and anomalous copper-lead geochemistry. Taken together, CMC's underground and road cut sampling define a 1,100 meter wide corridor of significant to anomalous gold mineralization that is on trend with Marmato-Echandia, and has the potential to host a near surface, bulk tonnage, oxide gold resource.

Exploration Potential: In a district scale exploration context, the Guayabales Property is located immediately adjacent to, and on trend with, the mineralized structures of the Marmato mining complex. The Marmato complex contains three mining areas termed the Zona Alta, the Zona Baja, and Echandia. In March of 2010, Medoro Resources Ltd. released a NI 43-101 compliant gold resource estimate for Marmato. The mineralized trend hosting the Marmato resource projects directly northwest into the gold-silver mineralized zones hosted at Guayabales.

The similarities of Guayabales and Marmato include a number of key elements, including the same: a) host rocks, b) structural trends, c) styles of mineralization, and d) types of alteration. The geological similarities and close proximity (i.e., within 1-2 kilometers) of Guayabales and the Marmato mining complex provides a compelling exploration opportunity for Mercer. Mercer's priority target is a bulk-tonnage, gold-silver deposit that will be amenable to open pit mining. However, there remains significant exploration potential for higher grade gold-silver mineralization that could be exploited with selective underground mining techniques. Emphasis is placed on the fact that the precious metals mineralization at Marmato is exposed over a vertical extent of more than 1,000 meters, yet exploration at Guayabales has been limited to the upper 100 to 200 meters of the system. As a result, the exploration target at Guayabales not only includes the broad (i.e., in excess of 1 kilometer) lateral projection of the Marmato-Echandia trends onto the property, but as well, a potentially significant projection to depth.

Exploration Programs: The Company has commenced exploration programs based from a field office near Marmato and has established an administrative office in Medellin. Field programs including surface mapping and sampling, combined with underground sampling have been initiated and initial results will be available in the coming weeks. The exploration programs are designed in stages leading up to drilling programs planned for later in the year.

QA/QC & Data Verification: Independent data verification included sampling during Guayabales field and core shed reviews, as well as assay database verification in the office. This independent work confirmed that the Guayabales samples from previous operators were representative and reproducible. The assay database verification yielded no errors. Finally, a compilation and review of QA assay results established that all QC tests were passed for standard, blank, and duplicate samples.

About Mercer Gold Corporation

Mercer Gold Corporation is focused on gold exploration and resource definition in Colombia. The Company acquired the prospective Guayabales Project, located in the Marmato Gold District, Department of Caldas, earlier in 2010. Mercer is exploring the Guayabales property and is seeking to acquire additional prospective gold properties in Colombia.

The Company's Chief Geologist, Keith A. Laskowski, MSc., is a Qualified Person for the purposes of National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators. He has prepared, reviewed and verified the technical information contained in this news release.

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an "OTC Reporting Issuer" under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the "SEC") applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release or other disclosure provided by the Company may use the terms "measured mineral resources", "indicated mineral resources" and "inferred mineral resources". While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, "inferred resources" have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

For further information see: www.mercergoldcorp.com

Symbol: OTCBB - MRGP; Frankfurt AN4, WKN NO. A0MUN4.

Contact:     Investor Relations (USA)

          Tel. 1- 303-235-8099

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY'S PLANS WITH RESPECT TO ITS EXPLORATION PROGRAM ON THE PROPERTY DURING THE NEXT 12 MONTHS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

Mercer Gold Corp: Guayabales Gold Project: CMC Collar and Drill Hole Trace Map .

1161700
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1099300
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GDH12
GDH10
GDH13
GDH07
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GDH16
GDH05
GDH09
GDH06
GDH11
GDH14
GDH15
GDH17
GDH04
GDH02
GDH01
GDH03
A
A'
Encanto Zone
Drill Collars with Trace
Cross Section Line
URANIUM INTERNATIONAL CORP.
Guayabales Project
Drill Hole Location
Mine Area
May 2010
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Meters
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